EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, I, Peter Mak, the Chief Financial Officer of Teda Travel Incorporated, a Florida corporation (the “Company”), hereby certifies that the Company’s Quarterly Report on Form 10-QSB for the fiscal quarter ended June 30, 2003 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  August 19, 2003

/s/ PETER MAK

Name:

Peter Mak

Title:

Chief Financial Officer